Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OSHKOSH TEAMING AGREEMENT

THIS TEAMING AGREEMENT (this “Agreement”) dated as of the 7th day of April, 2009 (the “Effective Date”) is entered into between Force Protection Industries, Inc., a Nevada corporation (“FPI”) having an office at 9801 Highway 78 Bldg 1 Ladson, SC 29456 and Oshkosh Corporation, a Wisconsin corporation (“Subcontractor”), having an office at 2307 Oregon Street, Oshkosh, WI 54902. FPI and Subcontractor each individually referred to as a “Party” and collectively as the “Parties”.

WITNESSETH

WHEREAS, the Parties executed a Mutual Confidential Disclosure Agreement on October 31, 2008 (the “MCDA”) regarding Subcontractor’s TAK-4® independent suspension system (the “System”);

WHEREAS, the MCDA pertains, among other things, to FPI’s Cougar armored vehicle and provides that the Parties will determine the feasibility of teaming together to provide the U.S. Government with MRAP suspension upgrade; and

WHEREAS, the Parties intend this Agreement to apply with respect to FPI’s Cougar armored vehicle as well as derivatives thereto, including the MRAP 6x6, the MRAP 4x4, JERRV, ILAV, Mastiff Ridgback or TSV (collectively, the “Cougar”); and

WHEREAS, FPI desires to maintain configuration control over the Cougar to ensure survivability attributes associated with any changes; and

WHEREAS, Subcontractor desires to maintain configuration control over the System; and

WHEREAS, the Parties have expended time and effort to integrate Subcontractor’s System for use on the Cougar (the “TAK-4® Cougar Suspension Upgrade” or “TCSU”); and

WHEREAS, FPI’s specific contribution, in the form of FPI Proprietary Components, is outlined in Exhibit 1; and

WHEREAS, one of FPI’s customers, the U.S Department of Defense’s Joint Program Office (“JPO”), has expressed an interest in upgrading certain Cougars with the TCSU; and

WHEREAS, the parties desire to work together to submit this proposal and also desire to work together in a “contractor team arrangement” as that term is defined in FAR 9.601(2) to submit proposals to any current or future customers of FPI for the Cougar (the “Customers”) specifically desiring or requesting the TCSU (collectively “Proposals”); and

WHEREAS, the Parties desire to combine their respective complementary experience, skills, facilities and capabilities to offer Customers the best combination of performance, cost and delivery in connection with obtaining a contract or contracts for the Proposals (the “Contract(s)”); and

WHEREAS, the Parties wish to define their mutual roles, responsibilities and commitments in connection with the marketing associated with obtaining Contract(s) for the Proposals.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOW, THEREFORE, in consideration of the foregoing premises, and the covenants, promises, and agreements set forth below, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.0          PROPOSAL ACTIVITIES

1.1           During the term of this Agreement, FPI shall act as prime contractor for all efforts under Proposals and Subcontractor shall act as subcontractor for the supply of TCSUs as well as performance of such additional work as is agreed to by the Parties to be responsive to issued Proposals. If such work is called for in a Proposal, Subcontractor shall be granted a right of first refusal to assemble TCSU kits and to: (a) perform installation subject to the approval by: (i) the Customer, and (ii) any entity with which FPI has a prior agreement regarding the ILAV, Mastiff, Ridgback or TSV Cougar vehicles; or (b) train, supervise and certify FPI’s personnel with respect to the installation of the TCSUs onto Cougars; provided the terms of Subcontractor’s price, delivery and quality for installation or training are agreed in good faith by the Parties to be commercially reasonable (the “Work”). If applicable, FPI shall exert reasonable efforts to obtain, on behalf of Oshkosh, the approval described in (a)(i) and (ii), above. Notwithstanding anything in this Agreement to the contrary, FPI shall retain the right to disassemble the existing Cougar axles as well as the right to provide, kit and install the FPI Proprietary Components. However, the parties may by mutual agreement allow Subcontractor to kit the entire TCSU. Subcontractor shall provide FPI with the interface information and outline drawings of the TAK-4 independent suspension in order prepare Proposals or complete Contracts. FPI shall provide Subcontractor with the interface information and outline drawings for the FPI Proprietary Components.

1.2           FPI shall be the point of contact with the Customers and will prepare the Proposals, integrate the data and material provided by Subcontractor, and submit the Proposals to the Customers. FPI shall timely inform Subcontractor of communications with the Customer that impact subcontract performance and shall permit Subcontractor to communicate with the Customer as requested by the Customer or is reasonably necessary to optimize Proposal success. FPI, in good faith consultation with Subcontractor and pursuant to Subcontractor’s reasonable approval with respect to its content, will make the final determination of the form and content of the Proposals and will ensure Subcontractor’s data is adequately portrayed and identified as Subcontractor’s portion.

1.3           During the term of this Agreement, the Parties’ relationship shall be mutually exclusive with respect to the Proposals for Customers specifically desiring or requesting the TCSU. Neither Party shall submit a proposal, or bid for services relating to Proposals separately or with others, or take any action or make any agreements or representations with respect to the Proposals that are in any way inconsistent with the Parties’ agreement to jointly pursue the opportunities as provided in this Agreement. However, notwithstanding anything to the contrary in this Agreement, in the event FPI declines to continue to pursue a Proposal or a Customer elects to work directly with Subcontractor in whole or in part, Subcontractor shall then have the right to continue to pursue the Proposal subject to Article 12, by itself or in combination with others, provided neither Party has created such a circumstance through breach of this Agreement.

2.0          RELATIONSHIP OF THE PARTIES

2.1           The Parties shall act under this Agreement as independent contractors, and no Party shall act as agent for, or partner of, the other, nor be authorized to incur any liability or to represent or make commitments on behalf of the other (except as provided for in this Agreement), and no employee of a Party shall be deemed an employee of any other Party.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2           Nothing in this Agreement shall be deemed to constitute, create, give effect to or otherwise recognize a joint venture, partnership or formal business entity of any kind, and the rights and obligations of the Parties shall be limited to those expressly set forth herein. No Party shall have any liability or obligation to the others except as expressly provided in this Agreement.

3.0          TERM AND TERMINATION

3.1           Except with respect to the provisions of Articles 4, 5, 7, 9, 11 and 12 which shall survive the expiration or earlier termination hereof, this Agreement and all rights and duties hereunder will cease and terminate with respect a particular Proposal upon the first to occur of the following:

3.1.1        cancellation of the Proposal;

3.1.2        the elimination of FPI from consideration as a prime contractor for any phase of the Proposal;

3.1.3        a decision by the Customer to work directly with Subcontractor subject to the Article 12;

3.1.4        disapproval by Customer of a FPI subcontract to Subcontractor, or direction by the Customer to use a subcontract source other than Subcontractor for a substantial portion of the Work, provided FPI has made reasonable efforts to secure an opportunity for Subcontractor to participate as set forth herein under the Proposal;

3.1.5        failure of FPI and Subcontractor to agree upon a mutually acceptable purchase order after negotiation in good faith;

3.1.6        expiration of sixty (60) months after the Effective Date or the award of a Contract under any pending proposal, whichever comes later;

3.1.7        mutual written agreement of the Parties to terminate;

3.1.8        petition by one of the Parties for bankruptcy or reorganization under the bankruptcy laws or assignment for the benefit of creditors;

3.1.9        A Party’s material breach of the provisions of this Agreement, which is not cured within fourteen (14) days after receipt of written notice of such breach provided by the other Party; or

3.1.10      The execution of a purchase order between FPI and Subcontractor.

4.0          CONFIDENTIAL/PROPRIETARY INFORMATION

The parties shall abide by the terms of the MCDA which is specifically incorporated by reference.

5.0          PUBLICITY AND NEWS RELEASE

Any news release, public announcement, advertisement or publicity proposed to be released by any Party concerning a Proposal or the activities of any Party in connection with this Agreement or any resulting award of the Contract shall be subject to the approval of all Parties prior to release, which approval shall not be unreasonably withheld or delayed.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.0          ASSIGNMENT

Neither this Agreement nor any interest herein may be assigned, in whole or in part, by any Party hereto without the prior written consent of the other Party, except by way of merger, consolidation or the acquisition of substantially all of the business assets of a party.

7.0          DISPUTE RESOLUTION

This Agreement shall be governed by the laws of the State of South Carolina, excluding its conflicts of law rules. It is the intent of the Parties that any dispute be resolved informally and promptly through good faith negotiation between them. Either Party may initiate negotiation proceedings by written notice to the other Party setting forth the particulars of the dispute. The Parties agree to meet in good faith to jointly define the scope and a method to remedy the dispute. If these proceedings are not successful, a representative of the senior management from each Party shall meet personally in a good faith attempt to resolve the matter. Should any disputes remain unresolved after completion of the 2 step resolution process set forth above, the Parties shall promptly submit any dispute to mediation with an independent mediator. In the event mediation is not successful in resolving the dispute, the Parties agree to submit the dispute to binding arbitration in Atlanta, Georgia or other mutually agreed-upon location, according to the Commercial Arbitration Rules and Procedures of the American Arbitration Association.

8.0          SCOPE OF AGREEMENT

8.1           This Agreement shall relate only to the Proposals specified herein and nothing herein shall be deemed to:

8.1.1                      Confer any right or impose any obligation or restriction on any Party with respect to any other program, effort or marketing activity at any time undertaken by any Party hereto; or

8.1.2                      Limit the rights of any Party to promote, market, sell, lease, license or otherwise dispose of its products or services; other than with regard to the Proposals and then only as specified herein.

9.0          NOTICES

Any notice, demand or request required or permitted by this Agreement shall be in writing and shall be given as follows:

FPI:	Subcontractor:
Force Protection Industries, Inc. 9801 Highway 78, Bldg. 1 Ladson, SC 29456 Attention: John Wall, III Facsimile No.: 843-553-1311	Oshkosh Corporation 2307 Oregon Street Oshkosh, WI 54902 Attention: Brad Bauknecht Facsimile No.: 920-966-5955

10.0        PURCHASE ORDERS

10.1         The parties shall negotiate a Purchase Order, the terms of which will be consistent with any Proposal, the Work required thereunder and the Supply Agreement attached as Exhibit 2.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.0        COMPLIANCE WITH LAWS

11.1         The Parties acknowledge that the Customer and the Parties are subject to the Export Regulations of the United States of America regarding export of certain technical data from the United States. Each Party agrees that it will not export, either directly or indirectly, any information or data received from Customer or the direct product thereof to any country in contravention of the said Export Regulations, or which, if done by Customer would violate the laws of the United States of America.

11.2         The Parties and their respective officers, employees, representatives, consultants, and subcontractors will comply with the requirements of Part 3 of the Federal Acquisition Regulations (48 C.F.R 3.000 through 3.906), entitled “IMPROPER BUSINESS PRACTICES AND PERSONAL CONFLICTS OF INTEREST” as those requirements apply to those doing business with the Federal Government.

11.3         Each Party shall comply with the Foreign Corrupt Practices Act of 1977 and all other applicable laws, including without limitation those laws dealing with improper or illegal payments, gifts, or gratuities and shall not offer, make or give any such payments, gifts or gratuities to any person (whether governmental official or private individual) for the purpose of inducing such person or individual to make a buying decision, or to take any other action favorable to any Party in connection with any Project.

12.0        COOPERATION AND ROYALTY

In the event that a Customer contacts Subcontractor for the supply of TCSU, Subcontractor shall advise such Customer that it has this existing Teaming Agreement and that the Customer should contact FPI as the Original Equipment Manufacturer of the Cougar. Subcontractor shall immediately advise FPI of any such Customer contact, and provide FPI with any information and documentation that it receives from the Customer. The parties shall use reasonable efforts to complete the order for the Customer through the use of FPI as the prime contractor. Notwithstanding the foregoing, if the parties are unsuccessful or a Customer provides a written directive requiring that the TCSU be provided by Subcontractor, directly or indirectly through other parties, Subcontractor may proceed with the sale, provided, Subcontractor shall procure FPI Proprietary Components from FPI, provided the terms of FPI’s price, delivery and quality are agreed to in good faith by the parties to be commercially reasonable, and provided further that the Subcontractor agrees in writing to pay FPI a royalty of [***] which is payable within fourteen (14) days of Subcontractor’s receipt of each payment from the Customer.

13.0        ENTIRE AGREEMENT

This Agreement constitutes the entire understanding and agreement of and between the Parties with respect to the subject matter hereof and supersedes all prior representations and agreements, oral or written. It shall not be varied, except by an instrument in writing of all subsequent date, duly executed by any authorized representatives of both Parties. Article and paragraph headings herein are for convenience only and shall not limit in any way the scope of interpretation of any provision to this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers effective the day and year first written above.

FORCE PROTECTION INDUSTRIES, INC.		OSHKOSH CORPORATION

By:	/s/ Mark V. Edwards	By:	/s/ Richard A. Hove

Name:	Mark V. Edwards	Name:	Richard A. Hove

Title:	Executive Vice President, Development	Title:	Executive VP and President, Defense

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 1

The FPI Proprietary Components comprise:

1.       Removal of existing [***], supply and installation [***] and relocating [***]

2.       Supply and installation of [***] and transfer [***]

3.       Supply and installation of [***], as specifically conformed [***]